EXHIBIT 32
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Certification of Chief Executive Officer and Chief Financial OfficerPursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
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In connection with the Annual Report of Crafty Admiral Enterprises, Ltd.
(Registrant) on Form 10K-SB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lawrence Siccia, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Dated:  March 26, 2006      /s/ Lawrence Siccia
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                              Chief Executive Officer,
                              Chief Financial Officer and
                              Principal Accounting Officer of
                              Crafty Admiral Enterprises, Ltd.